EXHIBIT 10.2

CROSS-LICENSE AGREEMENT
This Cross-License Agreement (this “2014 License Agreement”) is made as of January 17, 2014 (“Agreement Date”), by and among Luna Innovations Incorporated and Luna Technologies, Inc., Delaware corporations having their principal place of business at 1 Riverside Circle, Suite 400, Roanoke, VA 24016 (collectively, “Luna”), and Intuitive Surgical Operations, Inc., a Delaware corporation having its principal place of business at 1266 Kifer Road, Sunnyvale, California 94086 (“ISOI”), and Intuitive Surgical International, Ltd, a Cayman Islands company and an indirect and wholly-owned subsidiary of ISOI (“ISIL”). Luna, ISIL, and ISOI shall each be referred to herein as a “Party” and shall be collectively referred to as the “Parties.” Capitalized terms that are used, whether in the singular or plural, shall have the meanings set forth in Section 1 (Definitions) or, if not set forth in Section 1, the meaning designated in places throughout the Agreement.
RECITALS
WHEREAS, Luna and ISOI are Parties to a License Agreement effective January 10, 2010 (the “2010 License Agreement”) and a Development and Supply Agreement dated June 11, 2007 and its associated amendments dated May 20, 2008, Jan. 12, 2010, April 27, 2010, Sept. 2, 2010, March 23, 2011, March 19, 2012, Dec. 15, 2012, and Jan. 1, 2013, (the “Development and Supply Agreement”).
WHEREAS, Luna wishes to sell, and ISOI and ISIL wish to purchase, all of Luna’s Luna Healthcare (as defined below) assets related to FOSSL Technology (as defined below), including employees and intellectual property, all upon the terms and subject to the conditions set forth in the Asset Purchase Agreement among Luna, ISOI and ISIL, dated January 17, 2014 (the “Asset Purchase Agreement”).
WHEREAS, ISOI and ISIL wish to concurrently enter into this 2014 License Agreement to grant back to Luna, to the extent ISOI and ISIL are empowered, a worldwide, exclusive license (except ISOI and ISIL shall reserve for themselves a worldwide right to practice on a non-exclusive basis) to use and exploit the FOSSL Technology outside the Field of Medical Healthcare, and a worldwide, non-exclusive license to use and exploit the FOSSL Technology in the Field of Non-Robotics Medical Devices (as defined below), but strictly limited to applications involving the S/T Sensing, upon the terms and subject to the conditions set forth below.
WHEREAS, further to the 2014 License Agreement, Luna wishes to grant ISIL, and ISIL wishes to accept, certain perpetual, fully paid-up, royalty-free rights in and to the intellectual property included in Luna’s Luna Healthcare (as defined below) assets related to FOSSL Technology (as defined below), upon the terms and subject to the conditions set forth below.
WHEREAS, Luna wishes to affirm its obligation under the 2010 License Agreement under which it grants ISOI a worldwide, co-exclusive license under the Licensed IP (as this

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

capitalized term is defined in the 2010 License Agreement) solely within the Medical Robotics Field (as this capitalized term is defined in the 2010 License Agreement).
NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration described herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto covenant and agree as follows:
1.Definitions.
1.1.    Certain Definitions. For purposes of this Agreement, in addition to the terms that are defined on first use in this Agreement, and terms not defined herein that are defined in the Asset Purchase Agreement, the following terms shall have the following meanings:
(a)    “Affiliate” shall mean a Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, the terms “control”, “controlled by”, and “under common control with” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person and, in the case of an entity, shall require (i) in the case of a corporate entity, direct or indirect ownership of more than 50 percent of the securities having the right to vote for the election of directors, and (ii) in the case of a non-corporate entity, direct or indirect ownership of more than 50 percent of the equity interests with the power to direct the management and policies of such non-corporate entity.
(b)    “Change of Control” shall mean, with respect to each Party, the sale of all or substantially all of the assets of Luna or of ISOI, ISIL and/or Intuitive Surgical, Inc., or a merger or consolidation involving Luna or ISOI, ISIL and/or Intuitive Surgical, Inc., in which stockholders of Luna or Intuitive Surgical, Inc., immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than fifty percent of the voting power of the outstanding capital stock or other equity interests of such surviving corporation or entity immediately after such merger or consolidation.
(c)    “Commercialize” (or any form thereof, e.g., “Commercialization”) shall mean to sell, offer for sale, import for sale, export for sale, distribute for sale, promote, and market.
(d)    “Commercially Reasonable Efforts” shall mean timely application of efforts and resources, consistent with the exercise of prudent business judgment by a company with similar financial resources, and commercially appropriate prioritization with respect to other company projects and products.
(e)    “Confidential Information” shall mean all ideas and information of any kind that are held in confidence by one Person and transferred, disclosed, or made available by such Person to a receiving Person and are identified at the time of disclosure as being

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

proprietary or confidential, or would reasonably be regarded as proprietary or confidential by a reasonable Person in like circumstances. Information shall not be deemed to be Confidential Information to the extent the receiving Person can demonstrate (i) now or hereafter, through no act or failure to act on the part of the receiving Person, is or becomes public; (ii) is known to the receiving Person or one of its Affiliates at the time such person receives such Confidential Information from the disclosing Person; (iii) is hereafter furnished to the receiving Person by an unrelated third Person without violating any agreement with the disclosing Person; or (iv) is independently developed by the receiving Person or one of its Affiliates without use of any Confidential Information received from the other Person.
(f)    “Control” or “Controlled” shall mean the ability of a Person to grant a license, sublicense, and/or enforce under Intellectual Property and without violating the terms of any agreement or other arrangement with any third party.
(g)    “Field of Colonoscopy Non-robotics” [***]
(h)    “Field of Endoluminal Non-robotics” [***]
(i)    “Field of Medical Healthcare” [***]
(j)    “Field of Medical Robotics” [***]
(k)    “Field of Non-robotics Medical Devices” or “Non-robotics Medical Devices Field” [***]
(l)    “Field of Orthopedics” [***]
(m)    “Field of Vascular Non-robotics” [***]
(n)    “FOSSL Technology” [***]
(o)    “Governmental Authority” shall mean any nation, territory, or government (or union thereof), foreign, domestic, or multinational, any state, local, or other political subdivision thereof, and any bureau, court, tribunal, board, commission, department, agency, or other entity exercising executive, legislative, judicial, regulatory, or administrative functions of government, including all taxing authorities and all European notified bodies, including notified bodies within the sense of Article 16 of the European Union Medical Device Directive 93/42/EEC, and all other entities exercising regulatory authority over medical products or devices.
(p)    “Intellectual Property” or “IP” shall mean: technology, know-how, trade secrets, contract and licensing rights, goodwill, and patent rights (including, without limitation, (i) any patents, patent applications, any patents issuing therefrom, and all provisional rights with respect to patent applications, and (ii) any improvements, substitutions, divisionals, patents of addition, continuations, continuations-in-part, reissues, renewals, registrations,

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

confirmations, re-examinations, extensions, supplementary protection certificates, term extensions (under applicable patent law or regulation or other law or regulation), and certificates of invention of any patents or patent applications, regardless of whether such rights arise under the law of the United States or any other state, country, region, or jurisdiction.
(q)    “Licensed Product” shall mean, as the context requires, (i) if outside the Field of Medical Healthcare, a Luna product or service that embodies Licensed Technology, and (ii) if in the Field of Non-robotics Medical Devices, a Luna product or service that embodies Licensed Technology but strictly limited to applications involving S/T Sensing.
(r)    “Licensed Technology” shall mean only the Technology within the Transferred Assets acquired by ISOI and ISIL from Luna under the Asset Purchase Agreement, which but for the license granted herein to Luna, would be infringed, exploited, practiced or otherwise used by Luna (and/or its assignees and sublicensees) in its efforts to Commercialize, develop, use, and manufacture products and services, and shall exclude any derivatives of FOSSL Technology, improvements of FOSSL Technology, or new FOSSL Technology, that are developed, invented, created, reduced to practice, licensed and/or acquired by ISOI and/or ISIL but shall include any derivatives of FOSSL Technology, improvements of FOSSL Technology, or new FOSSL Technology, that are reduced to practice (which is intended to include constructive or actual reduction to practice and include the filing of an invention disclosure form) solely by any of the Key Employees or jointly by any of them with any other persons prior to the first anniversary of the Agreement Date.
(s)    “Litigation Matter” shall mean any claim, investigation, arbitration, grievance, litigation, action, suit, or proceeding, administrative or judicial, to which a Party is (or, to such Party’s knowledge, is threatened in writing to be made) a party, and relating to the Licensed Patents or this Agreement (whether such Party is a plaintiff, defendant, or otherwise), at law or in equity or otherwise, or before any Governmental Authority.
(t)    “Luna Healthcare” shall mean the business portion (and its assets) of Luna that develops, manufactures, and/or Commercializes products and services using FOSSL Technology for shape sensing in the Field of Medical Healthcare.
(u)    “Patent Costs” shall mean the costs and expenses paid to outside legal counsel, Governmental Authorities, and other third parties incurred in connection with preparing, filing, prosecuting, obtaining, and maintaining patents and patent applications included within the Licensed Technology, or taking any Patent Prosecution Action, including costs and expenses of patent interference, re-examination, reissue, protest, opposition, nullification, and similar proceedings (and any appeal thereof in any court or administrative agency).
(v)    “Patent Prosecution Action” shall mean any and all actions that may be taken in connection with preparing, filing, prosecuting, obtaining, and maintaining throughout the world patent protection for the IP included within the Licensed Technology, including patent applications and other related material submissions and correspondence with

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any patent authorities, and including with regard to any patent interference, re-examination, reissue, protest, opposition, nullification, and similar proceedings (and any appeal thereof in any court or administrative agency).
(w)    “Person” shall mean an individual, corporation, partnership, limited partnership, limited liability company, unincorporated association, trust, joint venture, union or other organization or entity, including a Governmental Authority.
(x)    “Sublicensee” shall mean any Person to whom (i) Luna sublicenses its rights under this 2014 License Agreement in the manner provided in Section 2.2 or (ii) grants a covenant not to sue with respect to its rights under the Licensed Technology.
(y)    “S/T Sensing” [***]
(z)    “Technology” shall mean any technical information, know-how, processes, procedures, methods, formulae, protocols, techniques, software, computer code (including both object and source code), documentation, works of authorship, data, designations, designs, devise, prototypes, substances, components, Intellectual Property, inventions (whether or not patentable), mask works, ideas, trade secrets, and other information or materials, in tangible or intangible form.
(aa)    “Term” shall have the meaning as set forth in Section 9.1.
(bb)    “Third Party License” shall mean an IP license that ISOI Controls pursuant to an agreement with a third party, which license or agreement is executed and/or in effect during the Term.
2.    License and Other Rights.
2.1.    License and Other Rights.
(a)    [***]
(b)    Upon the execution of the Asset Purchase Agreement [***], ISOI and ISIL shall grant an exclusive license to Luna [***] under the Licensed Technology [***]outside the Field of Medical Healthcare. The exclusive license [***] will be [***] revocable [***]
(c)    [***]
(d)    ISOI, ISIL, and Luna will not, and will ensure that their Affiliates do not, during the Term assign, transfer, convey, or otherwise dispose of any Licensed Technology other than to an Affiliate (an “IP Transfer”) unless such IP Transfer shall have been made subject to the license grant and exclusivity requirements set forth in this Section 2.1 and to the other express terms of this Agreement.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)    ISOI, ISIL, and Luna will not, and will ensure that their Affiliates do not, during the Term, utilize or practice, or grant any rights to any third party with respect to, the Licensed Technology that are in any way inconsistent with the rights granted by ISOI and ISIL to Luna and the rights granted by Luna to ISIL under this Agreement.
2.2.    Sublicenses. To the extent Luna is granted the right to sublicense, any sublicense by Luna is subject to the following requirements:
(a)    Sublicense Agreement. Luna shall execute a written sublicense agreement with each Sublicensee which shall be subject to Luna’s rights and obligations under the terms of this Agreement. Luna shall report the granting of all such sublicenses to ISOI within thirty (30) days of the granting of the same, and along with such notification shall provide a copy of the sublicense agreement (redacted as appropriate to fulfill Luna’s obligations of confidentiality to third parties, but not sections required for ISOI to understand the relevant field and scope of the sublicense agreement). Each such sublicense agreement will contain terms that are at least as protective of the Licensed Technology and Confidential Information as trade secrets, and no less restrictive than, the terms set forth in this 2014 License Agreement, and shall not include provisions that would be in violation of the license grant set forth in this 2014 License Agreement. Luna shall be obligated to use Commercially Reasonable Efforts in monitoring the performance of its Sublicensees and shall indemnify and hold harmless ISOI, ISIL and its Affiliates, and their respective officers, directors, employees, agents, attorneys, representatives, sucessors, and assigns for any breach by a Sublicensee of Luna’s obligations under this 2014 License Agreement.
(b)    Performance of Other Obligations by Sublicensees. Luna shall, and by this 2014 License Agreement hereby does, agree to cause any Sublicensee to assume and agree to perform all of the covenants and obligations of Luna to ISOI contained in this 2014 License Agreement as fully and to the same extent as if such person were Luna under this 2014 License Agreement but with such modifications as may be appropriate to reflect the extent, if any, to which the sublicense is narrower in scope than the license grant contained this 2014 License Agreement.
(c)    Distributors. Luna may exercise its rights and obligations under this 2014 License Agreement through wholesalers, distributors and sub-distributors through multiple tiers. Such exercise shall not constitute or require a sublicense by Luna.
2.3.    [***]
3.    Enforcement Rights and Settlement/Royalty Payments.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.1.    Rights to Enforce.
[***]
3.2.    Enforcement Proceedings Records; Audits. Each Party shall maintain complete and accurate records in sufficient detail to confirm the Primary Enforcing Party’s payment obligations provided under Section 3.1 of this Agreement (the “Audit Purpose”). For a period of three (3) years from the creation of individual records, such records shall be available during regular business hours, upon reasonable prior notice and not more often than once each calendar year, for examination by an independent accounting firm selected by a Party and reasonably acceptable to the other Party, for the sole purpose of the Audit Purpose. The accounting firm shall disclose to the auditing Party only such information as is necessary for the Audit Purpose. Any undisputed amounts shown to be owed but unpaid shall be paid within thirty (30) days from the accountant’s report (which shall be provided to both Parties), plus interest from the original due date. Any undisputed amounts shown to have been overpaid shall be paid within forty-five (45) days from the accountant’s report (which shall be provided to both Parties), plus interest from the original due date. [***]
3.3.    Enforcement Action by Third Party.
(a)    If a Party receives notice by counterclaim, declaratory judgment action or otherwise, alleging the invalidity, unenforceability, non-infringement, misuse, or misappropriation outside the Field of Medical Healthcare with respect to any Licensed Technology, it shall bring such fact to the attention of the other Party in writing, including all relevant information related to such claim. Where such allegation is made in the form of a patent opposition, patent reexamination, patent interference or other patent office proceeding or otherwise in connection with any Patent Prosecution Action, the provisions of Section 4 hereof shall apply. Where such allegation is made in a counterclaim to, or otherwise in connection with, a suit or other action brought under Section 3.1, the provisions of Section 3.1 shall apply. In all other cases (e.g., declaratory judgment action filed by a third party), for Licensed Technology, ISOI shall have the first right to defend such action at its own expense; provided, if a Party has brought an Infringement action or elects to bring an Infringement counterclaim pursuant to Section 3.1, the provisions of Section 3.1 shall apply.
(b)    [***]
4.    Prosecution of Patent Rights.
4.1.    Prosecution and Maintenance of Patent Rights. ISOI shall use Commercially Reasonable Efforts to prepare, file, prosecute, obtain, and maintain the Licensed Technology patents. ISOI shall otherwise take all Patent Prosecution Actions as it shall deem to be commercially reasonable, in its discretion, to protect and preserve the value of such Licensed Technology, and shall pay all Patent Costs in connection with the foregoing activities.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2.    Cooperation with Respect to Licensed Technology Patents. Upon request from Luna, ISOI shall provide Luna with copies of all related material submissions and correspondence proposed to be submitted to, as well as actually submitted to, any patent authorities dealing with actual or potential Licensed Technology patents outside the Field of Medical Healthcare, in sufficient time to allow for review and comment by Luna. In addition, ISOI shall provide Luna and its counsel with an opportunity to consult with ISOI regarding Patent Prosecution Actions relating to the Licensed Technology patents and any decisions by ISOI not to take any Patent Prosecution Actions, and ISOI shall reasonably take into consideration, in good faith, the reasonable requests of Luna regarding the same (and if Luna requests foreign patent filing, maintenance, and prosecution in any given country(ies) that ISOI and ISIL would not otherwise pursue, then ISOI will reasonably comply with such requests at Luna’s sole expense).
4.3    [***]
5.    Confidentiality.
5.1.    Limited Disclosure and Use. Each of ISOI and Luna shall hold in confidence any Confidential Information (including trade secrets) disclosed by the other or otherwise obtained by such Party from the other Party as a result of this Agreement, and each of ISOI and Luna shall protect the confidentiality thereof with the same degree of care that it exercises with respect to its own information of a like nature, but in no event less than reasonable care. Luna shall have the right to provide Confidential Information to its Affiliates and Sublicensees, subject to the confidentiality obligations imposed by this Section 5.1. Without the prior written consent of the disclosing Party, a receiving Party shall not use, disclose, or distribute any Confidential Information, in whole or in part, except as required to perform such Party’s obligations under this 2014 License Agreement or in exercise or furtherance of its rights under this 2014 License Agreement. Access to the disclosing Party’s Confidential Information shall be restricted to the receiving Party’s and its Affiliates’ employees, agents, auditors and business, financial, and legal advisers, who, in each case, need to have access to carry out a permitted use and are bound in writing to maintain the use and confidentiality restrictions of such Confidential Information. The obligations set forth in this Section 5.1 shall survive any termination or expiration of this Agreement in perpetuity (with respect to trade secrets and confidential financial information) and for a period of five (5) years (with respect to all other Confidential Information).
5.2.    Exceptions. Each receiving Party may disclose Confidential Information, without prior approval from the other Party, to the extent such disclosure is reasonably necessary to protect Intellectual Property rights to which such Party has a right or license under this Agreement, to prosecute or defend litigation, to comply with applicable law or regulations (for example, Unites States Securities and Exchange Commission filings), to obtain necessary or desirable regulatory approvals or concurrences, or to respond to a valid order of a Governmental Authority, provided that, other than with respect to disclosure for protecting Intellectual Property rights in connection with a Patent Prosecution Action in which such

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

disclosure is required by applicable law, the receiving Party shall (a) use Commercially Reasonable Efforts to secure confidential treatment of such Confidential Information required to be disclosed, (b) use Commercially Reasonable Efforts to protect the financial terms of this Agreement, and (c) unless precluded by applicable law from doing so, give advance written notice to the disclosing Party reasonably in advance of the proposed disclosure so as to permit the disclosing Party the opportunity to object to such disclosure or otherwise protect its Confidential Information.
5.3.    Use of Name; Disclosure of Terms of the Agreement. Except as required by applicable law or regulation, neither Party shall use the name of the other Party or any Affiliate or Sublicensee of the other Party in any advertising without the prior written approval of the other Party. Except as may be required by applicable law or regulation, neither Party shall disclose any terms or conditions of this Agreement without the prior written consent of the other, provided that (a) either Party may disclose such terms and conditions to comply with law or the rules of any stock exchange on which its securities are listed; and (b) either Party may disclose such terms and conditions to existing and potential bona fide lenders, material investors, and buyers who have agreed in writing to keep such information confidential in accordance with provisions at least as protective as those contained herein.
5.4.    Termination. Each receiving Party shall, upon termination of this 2014 License Agreement, immediately discontinue use of the other’s Confidential Information (except to the extent that such receiving Party retains a right or license to use such Confidential Information, or requires such Confidential Information to complete the transactions and purposes of this Agreement). Within thirty (30) days after termination of this Agreement, or upon receipt of written request by the disclosing Party, if earlier, all materials containing such Confidential Information shall be returned by the receiving Party or (at the receiving Party’s election) destroyed, provided, however, that each receiving Party may retain copies of Confidential Information in which such receiving Party has a proprietary or licensed interest that survives termination, and the receiving Party shall be entitled to retain a file copy of the Confidential Information under the control of its general counsel or its outside counsel for archival purposes and for monitoring its obligations under this Agreement, and in connection with any related obligations under law
6.    Representations and Warranties.
5.5.    Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:
(a)    It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated. It has corporate power to own its properties and to conduct its business as currently owned and conducted.
(b)    It has the full legal right and power to enter into and perform the transactions contemplated by this 2014 License Agreement, without need for any consent, approval, authorization, license or order of, or notice to or filing with, any Governmental

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Authority or other Person. The execution, delivery, and performance by such Party of this 2014 License Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized and approved by all necessary corporate action of such Party. This 2014 License Agreement evidences the legal, valid, and binding obligations of such Party, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting the rights and remedies of creditors generally. This 2014 License Agreement has been duly executed and delivered by such Party.
(c)    The execution, delivery, and performance by it of this 2014 License Agreement does not and will not violate any applicable law or regulation, breach, create any liability, or loss of a benefit under any agreement to which it is a party or by which it is bound.
(d)    The execution, delivery, and performance by it of this Agreement does not require the approval of any Governmental Authority nor the application for or filing of or for any license, permit, approval, waiver, no-action, or similar permission from any Governmental Authority.
5.6.    Representations and Warranties of Luna. Luna hereby represents and warrants, as at the Agreement Date, as follows:
(a)    Rights to License. To the best of its knowledge, Luna (i) owns, holds, and/or Controls right, title, and interest in the Licensed Technology licensed to ISIL in Section 2.1(a); (ii)  has the right to grant the license to ISIL under Sections 2.1(a); (iii) until the execution of the Asset Purchase Agreement, has the exclusive right to bring actions for the Infringement of the issued Licensed Technology (i.e., issued patents and copyrights); (iv) is empowered and has sufficient rights to grant the rights contemplated by this 2014 License Agreement.
(b)    Acknowledgement. ISOI and ISIL acknowledge that the license rights granted to ISOI and ISIL hereunder may not provide ISOI and ISIL with all the intellectual property or other rights needed to perform the activities contemplated by ISOI and ISIL in entering into this 2014 License Agreement to Commercialize products and services.
(c)    No Intellectual Property Warranty. Nothing in this Agreement shall be construed as: (i) a warranty or representation by Luna that anything made, used or sold or otherwise disposed of under any license granted in this 2014 License Agreement is or will be free of infringement of any intellectual property right of third parties; (ii) a representation that Luna has or shall file any patent application, secure any patent, pursue any pending patent application, except as expressly provided herein; or (iii) an obligation of Luna to bring or prosecute any action or suit against a third party for infringement of the licensed technology.
5.7.    Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES,

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. NO PARTY WARRANTS THAT THE OTHER PARTY WILL RECEIVE ANY PARTICULAR AMOUNT, OR ANY, REVENUES OR PROFITS AS A RESULT OF ENTERING INTO THE BUSINESS ARRANGEMENTS DESCRIBED IN THIS AGREEMENT.
6.    [***]
7.    [***]
8.    Term and Termination.
8.1.    Term. Unless earlier terminated in accordance with this Section 9, the “Term” and the license grants set forth in this 2014 License Agreement shall take effect at the Agreement Date and shall continue until the later to occur of the following: (i) expiration of the last to expire of the Licensed Technology patents, including any extensions thereof, and (ii) the date when Luna (or its assignee or sublicensee) is no longer Commercializing Licensed Products and the Licensed Technology licensed to Luna hereunder.
8.2.    Termination for Cause by ISOI. ISOI and ISIL shall have the right to terminate this 2014 License Agreement, including all license and rights granted to Luna: (i) effective within 10 business days upon written notice to Luna, if Luna or its Affiliates initiates or joins a proceeding to challenge the validity or enforceability of the patents or patent applications included in the Licensed Technology and such proceeding is not dropped within such 10-business day period; (ii) effective immediately upon written notice to Luna, if Luna or its Affiliates continues to Commercialize FOSSL Technology in the Field of Medical Healthcare (except for Licensed Products in the Field of Non-robotics Medical Devices and except pursuant to its fulfillment of obligations to Hansen Medical, Inc. as permitted under Section 9.2 of the Asset Purchase Agreement) ninety (90) days after written notice from ISOI or ISIL specifying the nature of Luna’s violation(s); (iii) upon written notice to Luna, if Luna or its Affiliates continues to sublicense, or attempts to sublicense, its rights hereunder in the Field of Medical Healthcare in violation of Section 2.2, such termination to be effective ninety (90) days after Luna’s receipt of written notice of such violation from ISOI or ISIL specifying the nature of Luna’s violation(s); and (iv) effective immediately upon written notice to Luna, if Luna or its Affiliates violates Section 5.1 of this Agreement in a manner that advantages a competitor in the Field of Medical Healthcare and such violation remains uncured ninety (90) days after Luna’s receipt of written notice specifying the nature of such violation from ISOI and ISIL.
9.3 [***].
9.4    [***]
9.5    After Termination. [***], Sections 5 (Confidentiality), 7 (Indemnification), 9 (Termination), and 10 (General) shall survive.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.6    Section 365(n). All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code. The Parties agree that Luna (as licensee under Section 2) shall retain and may fully exercise all of its respective rights and elections under the Bankruptcy Code. ISOI shall, during the Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such Intellectual Property. All rights, powers, and remedies of Luna provided under this Article 9 are in addition to and not in substitution for any and all other rights, powers, and remedies now or hereafter existing at law or in equity in the event of any such commencement of a bankruptcy proceeding by or against ISOI.
10    General.
10.1 Waivers and Amendments.
(a)    This Agreement may be amended, modified, or supplemented only by a written instrument executed by the Parties to this 2014 License Agreement.
(e)    No waiver of any provision of this Agreement, or consent to any departure from the terms of this 2014 License Agreement, shall be effective unless the same shall be in writing and signed by the Party waiving or consenting thereto. No failure on the part of any Party to exercise, and no delay in exercising, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right or remedy. The waiver by any Party to this Agreement of a breach of any provision of this Agreement shall not operate as a waiver of any subsequent breach.

10.2
Entire Agreement. This 2014 License Agreement constitutes the entire agreement between the Parties to this 2014 License Agreement with respect to the subject matter of this 2014 License Agreement and supersedes all prior agreements and understandings, whether written or oral, between the Parties, or any of the Parties, in connection with such subject matter. Any representation, promise, or condition in connection with such subject matter, which is not incorporated in this 2014 License Agreement, shall not be binding upon either Party.

10.3
Severability. If any provision of this 2014 License Agreement is found invalid or unenforceable by a court of competent jurisdiction, such provision shall be enforced to the maximum extent permissible by law and the other provisions of this 2014 License Agreement shall remain in full force and effect.

10.4	Relationship of the Parties. This 2014 License Agreement shall not constitute either Party the agent or legal representative of the other Party

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

for any purpose whatsoever, and neither Party shall hold itself out as an agent of the other Party. This Agreement creates no relationship of joint venturers, partners, associates, employment, or principal and agent between the Parties, and both Parties are acting as independent contractors. Neither ISOI nor Luna is granted in this 2014 License Agreement any right or authority to, and shall not attempt to, assume or create any obligation or responsibility for or on behalf of the other. Neither ISOI nor Luna shall have any authority to bind the other to any contract, whether of employment or otherwise, and ISOI and Luna shall bear all of their respective expenses for their operations, including the compensation of their employees and the maintenance of their offices and service facilities. ISOI and Luna shall each be solely responsible for their own employees and salespeople and for their acts and the things done by them.
10.5    No Election of Remedies. Except as otherwise specifically provided in this 2014 License Agreement, the rights and remedies accorded in this 2014 License Agreement to ISOI and to Luna are cumulative and in addition to those provided by law, and may be exercised separately, concurrently, or successively.
10.6     Costs and Expenses. Except as expressly stated otherwise in this 2014 License Agreement, each Party shall bear its own costs and expenses of performance of this Agreement.

10.7
Notice. All notices, requests, demands, claims, and other communications under this Agreement shall be in writing. Any notice, request, demand, claim or other communication under this Agreement with respect to any alleged breach of this Agreement or the alleged termination of this Agreement shall be deemed duly delivered (a) four (4) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or (b) one (1) business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case addressed to the intended recipient as set forth below. Any other form of notice, request, demand, or other communication between the Parties shall be deemed duly delivered one (1) business day after it is sent on a business day via electronic facsimile transmission, with confirmation of delivery, addressed to the intended recipient as set forth below:

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)     if to Luna, to:
Luna Innovations Incorporated
1 Riverside Circle, Suite 400
Roanoke, VA 24016
Attention:    General Counsel—Legal Dept.
Facsimile No.: 540-581.0951
E-mail: kemperf@lunainc.com

(f)    if to ISOI, to:
ISOI Surgical Operations, Inc.
1266 Kifer Road
Building 101
Sunnyvale, CA 94086-5304
Attention: General Counsel—Legal Dept.
Facsimile No.: (408) 523-1390
E-mail: mark.meltzer@intusurg.com

(g)    if to ISIL, to:
Intuitive Surgical International, Ltd.
1266 Kifer Road
Building 101
Sunnyvale, CA 94086-5304
Attention: General Counsel—Legal Dept.
Facsimile No.: (408) 523-1390
E-mail: mark.meltzer@intusurg.com     or at such other address for a Party as shall be specified by like notice.

10.8
Counterparts. This Agreement and all Exhibits, Schedules and Appendices may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each Party and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Facsimile or PDF execution and delivery of this Agreement and any Exhibits, Schedules, and Appendices by any of the Parties shall be legal, valid, and binding execution and delivery of such document for all purposes.

10.9
Benefits and Burdens; Assignments. This 2014 License Agreement shall be binding upon and shall inure to the benefit of each of the Parties as well as their respective legal representatives, successors,

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and permitted assigns. This 2014 License Agreement shall be assignable, by operation of law or otherwise, by the Parties; provided in each case of assignment the assignee agrees in writing to assume the assigning Party’s obligations under this 2014 License Agreement; provided further that Luna may not assign its rights in the Field of Non-Robotics Medical Devices except pursuant to a Change of Control; and provided further that ISOI and ISIL may not assign this 2014 License Agreement to the extent the assignment would transfer their retained rights outside the Field of Medical Healthcare (as set forth in Section 2.1(b)) except pursuant to a Change of Control. Any attempt to assign or transfer this 2014 License Agreement or any portion thereof in violation of this Section 10.9 shall be void.

10.10
Interpretation. When a reference is made in this 2014 License Agreement to Sections or Exhibits, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. References to Sections include subsections, which are part of the related Section (e.g., a section numbered “Section 5.1(a)” would be part of “Section 5.1”, and references to “Section 5.1” would also refer to material contained in the subsection described as “Section 5.1(a)”). The recitals to this 2014 License Agreement constitute an integral part of this 2014 License Agreement. Headings contained in this 2014 License Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this 2014 License Agreement. The language used in this Agreement shall be deemed to be the language chosen by the Parties to this 2014 License Agreement to express their mutual intent, and no rule of strict construction shall be applied against any Party (e.g., ambiguities, if any, in this Agreement shall not be construed by default against either Party simply because one or the other Party is deemed to have drafted the provision at issue). Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this 2014 License Agreement, they shall be deemed to be followed by the words “but not limited to”. No summary of this 2014 License Agreement prepared by any Party shall affect the meaning or interpretation of this 2014 License Agreement. All references to dollars in this 2014 License Agreement shall be to United States Dollars.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.11
License Registration and Recordal. Subject to the confidentiality provisions of Section 5, each Party shall have the right, at its sole cost and expense, to register, record, and otherwise document the license granted in Section 2 in any country where there are any pending or issued Licensed Technology patent rights. Each Party shall have the right, at its sole cost and expense, to register, record, and otherwise document any assignments of Licensed Technology patent rights provided for by this 2014 License Agreement.

10.12    Public Announcement. Neither ISOI nor Luna shall issue any press release or make any public announcement or disclosure with respect to this 2014 License Agreement or the transactions contemplated hereby, without the prior written permission of the other Party.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

IN WITNESS WHEREOF, the Parties have executed, or caused their duly authorized representatives to execute, this 2014 License Agreement under seal as of the date first written above.

LUNA INNOVATIONS INCORPORATED        INTUITIVE SURGICAL OPERATIONS, INC.
By:    /s/ My Chung                    By:    /s/ Gary S. Guthart
Name:    My Chung                    Name:    Gary S. Guthart
Title:    CEO                        Title:    CEO                ______

INTUITIVE SURGICAL INTERNATIONAL, LTD.
By:    /s/ Marshall L. Mohr
Name:    Marshall L. Mohr
Title:    SRVP & CFO            ______

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.